Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Isle of Capri Casinos, Inc. (the “Company”) on Form 10-K for the period ended April 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Dale R. Black, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: July 11, 2008	/s/ Dale R. Black
Dale R. Black
Chief Financial Officer